Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Willis Lease Finance Corporation (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

•  the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•                  the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  August 9, 2002

/s/ Charles F. Willis IV

President and Chief Executive Officer

/s/ Donald A. Nunemaker

Interim Chief Financial Officer